UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

Aclaris Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37581	46-0571712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Lee Road, Suite 200

Wayne, PA 19087

(Address of principal executive offices, including zip code)

(484) 324-7933

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.00001 par value	ACRS	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 1, 2023, Aclaris Therapeutics, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). The stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2023 (the “Proxy Statement”).  Of the 70,679,395 shares outstanding as of the record date, 64,717,039 shares, or 91.56%, were present or represented by proxy at the Annual Meeting.  Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1:  Election of three nominees to serve as directors on the Board of Directors until the 2026 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Anand Mehra, M.D.	58,420,696	1,456,086	4,840,257
Andrew Powell	39,325,370	20,551,412	4,840,257
Maxine Gowen, Ph.D.	57,330,265	2,546,517	4,840,257

All nominees were elected.

Proposal No. 2:  Advisory approval of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The votes were cast as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
58,615,860	1,232,709	28,213	4,840,257

Proposal No. 3:  Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 100,000,000 shares to 200,000,000 shares. The votes were cast as follows:

Votes For	Votes Against	Abstained
60,744,574	547,189	3,425,276

Proposal No. 4:  Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes were cast as follows:

Votes For	Votes Against	Abstained
64,687,951	16,339	12,749

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACLARIS THERAPEUTICS, INC.

	By:	/s/ Douglas Manion
Date: June 2, 2023		Douglas Manion Chief Executive Officer and President